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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 1999 included in this Annual Report on Form 10-K, into the Company's previously filed registration statements on Form S-8 (File No. 333-61953).

ARTHUR ANDERSEN LLP

Houston, Texas
March 31, 1999